UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: August 3, 2015

(Date of earliest event reported)

VISTA GOLD CORP.
(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada
(State or Other Jurisdiction of Incorporation)

1-9025 (Commission File Number)	Not Applicable (IRS Employer Identification No.)

7961 Shaffer parkway, suite 5, littleton, colorado 80127

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:   (720) 981-1185

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operation and Financial Condition

On August 3, 2015, the registrant provided its unaudited financial results and highlights for the second quarter ended June 30, 2015.     The registrant’s unaudited financial statements, Management’s Discussion and Analysis together with other important disclosures can be found in the Company’s Quarterly Report on Form 10-Q, filed with the U.S. Securities and Exchange Commission and the Canadian securities regulatory authorities.

Summary of Second Quarter 2015 Financial Results

We reported net income of $3.6 million or $0.04 per share for the three months ended June 30, 2015.  This includes a $5.9 million payment received from the Australian Government under a research and development incentive program (“R&D Tax Incentive”) for costs incurred in the 2012 fiscal year; and an unrealized $0.3 million mark-to-market loss on our investment in Midas Gold Corp. (“Midas”). During the three months ended June 30, 2014, we reported a net loss of $2.9 million, or $0.04 per share inclusive of an unrealized $0.6 million mark-to-market loss on our investment in Midas. During the period, total operating expenses of $2.0 million were 15% lower than total operating expenses for the same period in 2014.

Our working capital at June 30, 2015 totaled approximately $14.9 million, including cash and short-term investments (comprised of U.S. Treasury Bills) of approximately $12.6 million. The Company has no debt.

As disclosed in our July 27, 2015 press release, subsequent to the period end, we received an additional approximately $4.3 million R&D Tax Incentive refund, net of costs. This refund is related to qualifying costs we incurred in the 2013 fiscal year. After giving effect to this refund, our June 30, 2015 pro forma cash and short-term investments would increase to $16.9 million.

Frederick H. Earnest, President and Chief Executive Officer, commented, “We were pleased with the addition of approximately $10.2 million of cash to our treasury from the R&D Tax Incentive Program. Based on our current plan of operations, we believe that we are now funded into 2018; and we still have opportunities to access additional financing from non-dilutive sources such as the sale of our used mill equipment and monetization of other non-core assets. We believe we have addressed our liquidity needs and positioned the Company to continue to evaluate and execute programs that could better position the Mt Todd gold project for fast-track development when economic conditions permit. With our improved treasury position and strong management team we believe we are in a position to judiciously evaluate and pursue other near-term value creating opportunities.”

To review the Company’s Quarterly Report on Form 10-Q for the three months ended June 30, 2015, including the related Management’s Discussion and Analysis, visit any of the following websites: www.sedar.com,  www.sec.gov or www.vistagold.com.

Management Conference Call

A conference call with management to review our financial results for the three months ended June 30, 2015 and to discuss corporate and project activities is scheduled for Tuesday, August 4, 2015 at 2:30 p.m. MDT.

Toll-free in North America: 1-866-233-5249

International:     416-642-3300

This call will also be web-cast and can be accessed at the following web location:

 http://event.on24.com/r.htm?e=1031014&s=1&k=C49292DF4D15D44C690CD34AED4933CB

This call will be archived and available at www.vistagold.com after August 4, 2015.  Audio replay will be available for 21 days by calling toll-free in North America:  1-866-245-6755, passcode 582544.

All dollar amounts in the report are U.S. dollars.

This report contains forward-looking statements within the meaning of the U.S. Securities Act of 1933, as amended, and U.S. Securities Exchange Act of 1934, as amended, and forward-looking information within the meaning of Canadian securities laws.  All statements, other than statements of historical facts, included in this report that address activities, events or developments that we expect or anticipate will or may occur in the future, including such things as our belief that we are funded into 2018, our ability to access additional non-dilutive financing, our ability to evaluate and execute programs that could better position the Mt Todd gold project for fast-track development, the timeline for improved economic conditions for the development of the Mt Todd gold project and our position to judiciously evaluate and pursue other near-term value creating opportunities are forward-looking statements and forward-looking information; and other such matters are forward-looking statements and forward-looking information.  The material factors and assumptions used to develop the forward-looking statements and forward-looking information contained in this report include the following: our approved business plans, exploration and assay results, mineral resource and reserve estimates and results of preliminary economic assessments, pre-feasibility studies and feasibility studies on our projects, if any.  When used in this report, the words “optimistic,” “potential,” “indicate,” “expect,”  “intend,” “hopes,” “believe,” “may,” “will,” “if,” “anticipate,” and similar expressions are intended to identify forward-looking statements and forward-looking information.  These statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such statements.  Such factors include, among others, uncertainty of resource and reserve estimates, uncertainty as to the Company’s future operating costs and ability to raise capital; risks relating to cost increases for capital and operating costs; risks of shortages and fluctuating costs of equipment or supplies; risks relating to fluctuations in the price of gold; the inherently hazardous nature of mining-related activities; potential effects on our operations of environmental regulations in the countries in which it operates; risks due to legal proceedings; risks relating to political and economic instability in certain countries in which it operates; as well as those factors discussed under the headings “Note Regarding Forward-Looking Statements” and “Risk Factors” in the Company’s latest Annual Report on Form 10-K as filed on March 3, 2015 and other documents filed with the U.S. Securities and Exchange Commission and Canadian securities regulatory authorities.  Although we have attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements and forward-looking information, there may be other factors that cause results not to be as anticipated, estimated or intended.  Except as required by law, we assume no obligation to publicly update any forward-looking statements or forward-looking information; whether as a result of new information, future events or otherwise

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02 shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01  Regulation FD

On August 3, 2015 the Registrant issued a press release providing its unaudited financial results and highlights for the second quarter ended June 30, 2015.    A copy of the press release is attached to this report as Exhibit 99.1. In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.  The information set forth in Item 7.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01  Exhibits

99.1Press Release dated August 3, 2015*

*The Exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ugust
VISTA GOLD CORP. (Registrant)
Dated: August 4, 2015	By: /s/John F. Engele John F. Engele Chief Financial Officer